EXHIBIT 23(E)(I)(B)

                                AMENDED EXHIBIT A

         THIS EXHIBIT A, amended and restated as of October 20, 2008, is Exhibit A to that certain Distribution Agreement dated as of January 1, 2004 between Professional Funds Distributor, LLC and WT Mutual Fund.

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1.       Wilmington Short/Intermediate-Term Bond Fund              Institutional Shares
                                                                   A Shares
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2.       Wilmington Broad Market Bond Fund                         Institutional Shares
                                                                   A Shares
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3.       Wilmington Municipal Bond Fund                            Institutional Shares
                                                                   A Shares
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4.       Wilmington Large-Cap Value Fund                           Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ ---------------------------------------------------
5.       Wilmington Small-Cap Core Fund                            Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ ---------------------------------------------------
6.       Wilmington Multi-Manager Real Asset Fund                  Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ ---------------------------------------------------
7.       Wilmington Multi-Manager International Fund               Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ ---------------------------------------------------
8.       Wilmington Multi-Manager Large-Cap Fund                   Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ ---------------------------------------------------
9.       Wilmington Multi-Manager Small-Cap Fund                   Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ ---------------------------------------------------
10.      Wilmington Large-Cap Growth Fund                          Institutional Shares
                                                                   A Shares
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11.      Wilmington Prime Money Market Fund                        Institutional Shares
                                                                   Service Shares
                                                                   W Shares
------------------------------------------------------------------ ---------------------------------------------------
12.      Wilmington U.S. Government Money Market Fund              Institutional Shares
                                                                   Service Shares
                                                                   W Shares
------------------------------------------------------------------ ---------------------------------------------------
13.      Wilmington Tax - Exempt Money Market Fund                 Institutional Shares
                                                                   W Shares
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14.      Wilmington Aggressive Asset Allocation Fund               Institutional Shares
                                                                   A Shares
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15.      Wilmington Moderate Asset Allocation Fund                 Institutional Shares
                                                                   A Shares
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16.      Wilmington Conservative Asset Allocation Fund             Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ ---------------------------------------------------
17.      Wilmington ETF Allocation Fund                            Institutional Shares
                                                                   A Shares
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